UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED): October 27, 2010

IRS Employer
Commission	Registrant; State of Incorporation;	Identification
File Number	Address; and Telephone Number	Number

1-13739	UNISOURCE ENERGY CORPORATION	86-0786732
(An Arizona Corporation)
One South Church Avenue, Suite 100
Tucson, AZ 85701
(520) 571-4000

1-5924	TUCSON ELECTRIC POWER COMPANY	86-0062700
(An Arizona Corporation)
One South Church Avenue, Suite 100
Tucson, AZ 85701
(520) 571-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 27, 2010, UniSource Energy Corporation (“UniSource Energy”) issued a press release announcing earnings for the quarter ended September 30, 2010 for UniSource Energy and Tucson Electric Power Company. A copy of the press release is attached hereto as Exhibit 99.1. UniSource Energy also posted supplemental information accessible from a link on its website, www.uns.com. The supplemental information is attached hereto as Exhibits 99.2 and 99.3.
The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.
Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.
Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	UniSource Energy Corporation Press Release, dated October 27, 2010.
Exhibit 99.2	Supplemental earnings information posted on UniSource Energy’s website, dated October 27, 2010.
Exhibit 99.3	Conference call presentation slides posted on UniSource Energy’s website, dated October 27, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 27, 2010	UNISOURCE ENERGY CORPORATION (Registrant)

/s/ Kevin P. Larson Kevin P. Larson
Senior Vice President and Principal Financial Officer

Date: October 27, 2010	TUCSON ELECTRIC POWER COMPANY (Registrant)

/s/ Kevin P. Larson Kevin P. Larson
Senior Vice President and Principal Financial Officer